SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report                                 March 24, 2003
(Date of earliest event reported)                     (March 24, 2003)
                                                      ----------------


                         WELLSFORD REAL PROPERTIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Maryland                      1-12917                 13-3926898
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(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)



  535 Madison Avenue, New York, New York                               10022
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


        Registrant's telephone number, including area code (212) 838-3400
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Wellsford Real Properties, Inc. (the "Company") press release issued March 24, 2003, reporting results for the fourth quarter and year ended December 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

The Company is furnishing under Item 9 of this Current Report on Form 8-K:

(i) Exhibit 99.1 consists of a copy of the press release issued March 24, 2003 reporting results for the fourth quarter and year ended December 31, 2002.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 24, 2003

                         WELLSFORD REAL PROPERTIES, INC.

                             By:  /s/ James J. Burns
                                  ------------------
                                  James J. Burns
                                  Senior Vice President, Chief Financial Officer

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